UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2015
PARKER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	73-0618660 (I.R.S. Employer Identification No.)

5 Greenway Plaza, Suite 100, Houston, Texas 77046
(Address of principal executive offices) (Zip code)
(281) 406-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On April 14, 2015, Parker Drilling Company (the “Company”) filed a Current Report on Form 8-K (“Initial Form 8-K”) announcing that it had completed a business review and as a result had aligned its reportable segments with its two core business lines, Rental Tools Services and Drilling Services, and its current internal organizational structure. The Company provided as Exhibit 99.2 revised versions of Items 1, 2 and 7 of its Annual Report on Form 10-K for the fiscal year ended December 31, 2014 (“2014 10-K”) reflecting such change in reporting segments.
This Amendment No. 1 to the Current Report on Form 8-K (“Amendment No. 1”) is being filed by the Company to amend the Initial Form 8-K to update certain information contained in Items 1, 2 and 7 of Exhibit 99.2 thereof, and to provide under Item 8 of Exhibit 99.2 the Company’s financial statements as recast to reflect only the Company’s change in segment reporting. The recast financial statements reflect only the changes associated with the presentation of segment reporting. All other information contained in Item 8 of the 2014 10-K remains unchanged. Accordingly, this Amendment No. 1 should be read in conjunction with the 2014 10-K.
Item 8.01    Other Events
Parker Drilling Company (the “Registrant” or the “Company”) has completed a business review and as a result has aligned its reportable segments with its two core business lines, Rental Tools Services and Drilling Services, and its current internal organizational structure. The Company will continue to report its Rental Tools Services business as one reportable segment (Rental Tools); however, effective with the first quarter of 2015, the Company will report its Drilling Services business as two segments: (1) U.S. (Lower 48) Drilling, and (2) International & Alaska Drilling. The U.S. (Lower 48) Drilling reportable segment is comprised of U.S. Barge Drilling, which was previously a reportable segment, and U.S. (Lower 48) based O&M work, which was previously included in our U.S. Drilling reportable segment. The International & Alaska Drilling reportable segment is comprised of International Drilling, which was previously a reportable segment, and Alaska Drilling operations, which was previously included in our U.S. Drilling reportable segment. The Technical Services business will no longer be a reportable segment, but will be reported in the Drilling Services reportable segment benefiting from the support service activities. Historically, these activities have supported the businesses now comprising the International & Alaska Drilling reportable segment.
Item 9.01    Financial Statements and Exhibits
This Amendment No.1 amends and restates the Initial Form 8-K in its entirety. For the convenience of the reader, only the following items of Exhibit 99.2 of the Initial Form 8-K have been amended:
•Part I. Item 1. Business
•Part I. Item 2. Properties
•Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
The following item is being added by this Amendment No. 1:
•Part II. Item 8. Financial Statements and Supplementary Data

(d) Exhibits.

Exhibit Number	Description
23.1*	Consent of KPMG, LLP
99.1*	Press Release dated April 14, 2015 announcing changes in reportable segments
99.2*
Updates to the 2014 10-K
Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data

101.INS*	XBRL Instance Document
101.SCH*	XBRL Schema Document
101.CAL*	XBRL Calculation Linkbase Document
101.DEF*	XBRL Definition Linkbase Document
101.LAB*	XBRL Label Linkbase Document
101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Parker Drilling Company
Date:	May 6, 2015	By:	/s/ Christopher T. Weber
Christopher T. Weber
Senior Vice President and Chief Financial Officer

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